                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated March 3, 2000 relating to the financial statements of Global Access Limited (and to all references to our Firm) included in or incorporated by reference in this Registration Statement on Form S-4.

/s/ Arthur Andersen


February 9, 2001

Tokyo, Japan